SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

Check the appropriate box:
|_|   Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|   Definitive Information Statement

                           HERITAGE PRODUCTIONS, INC.
             -------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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      (2)   Aggregate number of securities to which transaction applies:


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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      (5)   Total fee paid:


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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                           HERITAGE PRODUCTIONS, INC.
                           712 FIFTH AVENUE, 7TH FLOOR
                            NEW YORK, NEW YORK 10019
                                 (212) 583-3400

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on July 16, 2001

               TO ALL SHAREHOLDERS OF HERITAGE PRODUCTIONS, INC.:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of Heritage Productions, Inc., a Louisiana corporation (the "Company"),will be held at the offices of the Company's attorneys, Kaplan Gottbetter and Levenson, LLP, 630 Third Avenue, New York, New York 10017, on July 16, 2001, at 4:30 p.m. local time. The purpose of the meeting is to consider and take action on the proposals summarized below:

      1. To change the domicile of the Company from the State of Louisiana to the State of Delaware (the "Reincorporation") by merging the Company with and into a newly formed and wholly owned subsidiary, Heritage Worldwide, Inc., a Delaware corporation ("Heritage Delaware"); and

      2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      The discussion of the proposals set forth above is intended only as a summary. Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Information Statement.

      The close of business on June 18, 2001, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. The holders of over 80 % the Company's outstanding common stock entitled to vote on the Reincorporation have indicated that they will vote in favor of the proposed Reincorporation. Therefore, approval of the Reincorporation by the shareholders of the Company is assured, no additional votes in favor of the Reincorporation are required, and none are being solicited.

      YOU ARE NOT BEING ASKED FOR A PROXY
      AND YOU ARE REQUESTED NOT TO SEND A PROXY

Dated: June 25, 2001                         By Order of the Board of Directors:


                                             Howard Blum
                                             Secretary

                              INFORMATION STATEMENT

      This Information Statement is being furnished to all holders of the Common Stock, no par value, of the Company, in connection with a Special Meeting of the Shareholders of the Company to be held at the offices of the Company's attorneys, Kaplan Gottbetter and Levenson, LLP, 630 Third Avenue, New York, New York 10017, on July 16, 2001, at 4:30 p.m. local time (the "Meeting").

      At the Meeting, the Company's shareholders will consider and take action on the following proposals:

      1. To change the domicile of the Company from the State of Louisiana to the State of Delaware (the "Reincorporation") by merging the Company with and into a newly formed and wholly owned subsidiary, Heritage Worldwide, Inc., a Delaware corporation ("Heritage Delaware"); and

      2. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      Our Board of Directors fixed the close of business on June 18, 2001 as the record date for the determination of stockholders entitled to vote on the proposal to approve the Reincorporation as described above. On June 18, 2001 there were 2,425,00 shares of our common stock issued and outstanding and entitled to vote. Under Louisiana law, approval of the Reincorporation requires the affirmative vote of two-thirds of the outstanding shares of common stock entitled to vote thereon. Each share of common stock is entitled to one vote on the proposal.

      Certain shareholders of the Company who together possess, directly or through one or more affiliates, the power to vote at least a majority of all classes of the issued and outstanding voting securities of the Company as of the Record Date, have indicated that they will vote, or cause to be voted, all of the securities over which they have voting control in favor of the approval of the Reincorporation. Therefore, approval of the Reincorporation by the shareholders of the Company is assured, no additional votes in favor of approval of the Reincorporation are required, and none are being solicited.

      Our executive offices are located at 712 Fifth Avenue, Seventh Floor, New York, New York 10019.

      PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is first being sent or given to the holders of our outstanding common stock, our only class of voting securities outstanding, on or about June 25, 2001. Each holder of record of shares of our common stock at the close of business on June 18, 2001 is entitled to receive a copy of this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

      The following information relates to those persons known to the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, par value $.001 per share, the only class of voting securities of the Company (other than shares issued to HP Acquisitions, Inc., a wholly-owned subsidiary of the Company) outstanding as of the Record Date.

                           Name and                             Amount and
Title of                   Address of                           Nature of                Percentage
Class                      Beneficial Owner                     Beneficial Ownership     of Class*
---------------------------------------------------------------------------------------------------
Common Stock, par          GEM Global Yield Fund Limited        499,500 shares           20.1%
value $.001 per share      c/o 38 Hertford St.
                           London, England W1Y 7TG              Direct

Common Stock, par          GEM Singapore Limited                499,500 shares           20.1%
value $.001 per share      c/o 38 Hertford St.                  Direct
                           London, England W17 7TG

Common Stock, par Global   Strategic Holdings Limited           499,500 shares           20.1%
value $.001 per share      11 Bath St.
                           St. Helier, Jersey JE4 0YZ           Direct

Common Stock, par Ocean    Strategic Holdings Limited           499,500 shares           20.1%
value $.001 per share      11 Bath St.
                           St. Helier, Jersey JE4 0YZ           Direct

* Based on 2,425,000 shares issued and outstanding and excluding 12,000,000 shares held by HP Acquisitions, Inc., a wholly-owned subsidiary of the Company.

      The number of shares of Common Stock of the Company owned by the Directors and Executive Officers of the Company as of the Record Date is as follows:

                           Name and                           Amount and
Title of                   Address of                         Nature of                 Percentage
Class                      Beneficial Owner                   Beneficial Ownership      of Class*
--------------------------------------------------------------------------------------------------
Common Stock, par          Howard Blum                        50,000 shares                2.1%
value $.001 per share      712 Fifth Avenue, 7th Floor
                           New York, NY 10019                 Direct

Common Stock, par          All Officer and Directors as
value $.001 per share      a Group (1 person)                 50,000 shares                2.1%

----------

* Based on 2,425,000 shares issued and outstanding and excluding 12,000,000 shares held by HP Acquisitions, Inc., a wholly-owned subsidiary of the Company.

                      PROPOSAL TO REINCORPORATE IN DELAWARE

GENERAL

      The Company's Sole Director has unanimously and, for the reasons described below, has recommended that the shareholders of the Company approve a reorganization in which the Company's state of incorporation would be changed from Louisiana to Delaware (the "Reincorporation"). The Reincorporation would be accomplished by merging the Company into Heritage Worldwide, Inc., a wholly-owned Delaware subsidiary newly formed for this purpose ("Heritage Delaware"). As a consequence of the Reincorporation, all of the previously outstanding shares of the Company's Common Stock will be automatically converted on a one-for-one basis into shares of the Common Stock of Heritage Delaware. The proposed Reincorporation will be accomplished pursuant to the terms and conditions of an Agreement and Plan of Reincorporation, dated as of (the "Plan of Reincorporation") entered into between the Company and Heritage Delaware, a copy of which is attached hereto as Exhibit C.

      At and after the effective time of the Reincorporation, each certificate that previously represented shares of the Company's Common Stock will be deemed for all purposes to evidence the right to receive an equal number of the shares of Common Stock of Heritage Delaware

      IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO HAVE THEIR STOCK CERTIFICATES EXCHANGED FOR STOCK CERTIFICATES REPRESENTING SHARES OF HERITAGE DELAWARE.

      The Company's Common Stock is traded in the over-the-counter market and quoted on the OTC Bulletin Board under the symbol"HPRD" and, after the Reincorporation, Heritage Delaware's Common Stock will continue to be traded in the over-the-counter market and quoted on the OTC Bulletin Board under the same symbol. Although the Reincorporation will result in the change in name to "Heritage Worldwide, Inc.", it will not result in any change in the management, business, assets, liabilities or net worth of the Company.

      However, Heritage Delaware will be governed by Delaware law and a new certificate of incorporation and bylaws, which will result in certain changes in the rights of shareholders. See "Comparison of Rights of Shareholders of the Company to Rights of Stockholders of Heritage Delaware" below. Approval of the Reincorporation will constitute (a) approval of the Certificate of Incorporation and Bylaws of Heritage Delaware in substantially the forms attached to this Information Statement as Exhibits A and B, respectively, and (b) approval of the Agreement Plan of Reincorporation attached hereto as Exhibit C.

PRINCIPAL REASONS FOR THE REINCORPORATION.

      The Company's Board of Directors believes the change of the Company's domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders and the Company will benefit from the responsiveness of Delaware corporate law and Delaware courts. For these reasons, it is believed that Delaware offers a more favorable and "user-friendly" corporate environment for the efficient operation of a business.

      For many years, Delaware has followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to the plan described in this Information Statement. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs. There is substantial judicial precedent in Delaware regarding the legal principles applicable to measures that may be taken by a corporation and regarding the conduct of the Board of Directors under the business judgment rule.

      The Company's Board of Directors also believes that brokers, potential market makers and investors are more familiar with, and therefore may be more comfortable with, making a market and investing in the stock of a Delaware corporation as compared to a Louisiana corporation. The Board believes that, due to the substantial number of corporations incorporated in Delaware, brokers, other potential market makers and investors are familiar with Delaware corporations generally. The Board believes that because there are relatively few publicly traded Louisiana corporations, brokers, other potential market makers and investors may be unfamiliar with Louisiana corporate law and therefore may be hesitant to invest in, or perhaps even reject an investment in, a Louisiana corporation. In addition, the Board believes that Delaware corporate law is relatively well developed, which would lend predictability to both Delaware Heritage and its stockholders in matters related to corporate governance and management.

      The interests of the Board of Directors and management of the Company in recommending and voting for the Reincorporation proposal may not be the same as those of unaffiliated shareholders. In addition, the charter documents that will govern the affairs of Heritage Delaware contain provisions that will reduce or limit the monetary liability of directors for breaches of fiduciary duty in certain circumstances. See "Comparison of Rights of Shareholders of the Company to Rights of Stockholders of Heritage Delaware."

      The increasing frequency of claims and litigation directed against directors and officers of publicly held companies has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company desires to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved.

Both Louisiana and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation, as the case may be, that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. However, as a Louisiana corporation, the Company's articles of incorporation do not contain such a provision, and would need to be amended by the vote of a majority of the outstanding shares entitled to vote if such a provision were to be included. Since it is believed that, in general, Delaware law would provide greater protection to directors than Louisiana law, and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Louisiana law, it has been determined to obtain this protection by reincorporating in Delaware, rather than through an amendment to the Company's existing Articles of Incorporation. Approval of the Reincorporation by the shareholders of the Company will constitute approval by the stockholders of Heritage Delaware of the inclusion of these provisions in the Certificate of Incorporation of Heritage Delaware. For a further discussion of the principal differences between Louisiana and Delaware law, as they may affect shareholders of the Company, see "Comparison of Rights of Shareholders of the Company to Right of Stockholders of Heritage Delaware" below.

                            DESCRIPTION OF SECURITIES

The Company

      The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, no par value. As of the Record Date, 2,425,000 shares of the Company's Common Stock were issued and outstanding, and owned of record by approximately 95 holders. In addition, 12,000,000 shares of the Company's Common Stock have been issued to a wholly-owned subsidiary.

      Common Stock. Holders of the Company's Common Stock are entitled to one vote on all matters to be voted upon by the shareholders. The outstanding shares of the Company's Common Stock are fully paid and nonassessable under the laws of the State of Louisiana.

      Preferred Stock. The Company is not authorized to issue preferred stock.

Heritage Delaware

      The authorized capital stock of Heritage Delaware consists of 50,000,000 shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, $.001 par value. As of the date of this Information Statement, 1,000 shares of Heritage Delaware's Common Stock were outstanding and owned by the Company, and no shares of Heritage Delaware's Preferred Stock were outstanding. As a consequence of the Reincorporation, Heritage Delaware expects to issue 14,425,000 shares of Common Stock, including 12,000,000 shares to be issued to its wholly-owned subsidiary, HP Acquisitions, Inc.

      Common Stock. Holders of Heritage Delaware's Common Stock are entitled to receive ratably dividends out of funds legally available for that purpose if, as and when declared by the

Board of Directors of Heritage Delaware. The Company has never paid cash dividends on its Common Stock and the Board of Directors of Heritage Delaware does not anticipate that Heritage Delaware will pay cash dividends of its Common Stock in the foreseeable future. The future payment of dividends, if any, on Heritage Delaware's Common Stock is within the discretion of Heritage Delaware's Board of Directors and will depend upon earnings, capital requirements, financial condition and other relevant factors. The dividend rights of Heritage Delaware's Common Stock also are subject to the rights of any Preferred Stock which may be issued. Each holder of Heritage Delaware's Common Stock is entitled to one vote for each share held on each matter presented for stockholder action, and there is no cumulative voting in the election of directors. Holders of Heritage Delaware's Common Stock have no preemptive, subscription, redemption or conversion rights. In the case of any liquidation, dissolution or winding up of the affairs of heritage Delaware, holders of Heritage Delaware's Common Stock would be entitled to receive, pro rata, any assets distributable to common stockholders in respect of the number of shares held by them. The liquidation rights of Heritage Delaware's Common Stock would be subject to the rights of holders of any Preferred Stock outstanding at the time of such liquidation. All outstanding shares of Heritage Delaware's Common Stock are, and shares to be issued as a consequence of the Reincorporation will be, when issued, fully paid and nonassessable under the laws of the State of Delaware.

      Preferred Stock. Heritage Delaware is authorized to issue, subject to any limitations prescribed by the laws of the State of Delaware but without further action by the Heritage Delaware stockholders, up to 10,000,000 shares of Preferred Stock from time to time in one or more series with such designations, powers, preferences and relative voting, distribution, dividend, liquidation, transfer, redemption, conversion and other rights, preferences, qualifications, limitations or restrictions as may be provided for the issue of such series by resolution adopted by Heritage Delaware's Board of Directors. Such Preferred Stock could have priority over Heritage Delaware's Common Stock as to dividends and as to the distribution of Heritage Delaware's assets upon any liquidation, dissolution or winding up of Heritage Delaware. In addition, the Heritage Delaware Board of Directors may authorize and issue Preferred Stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Heritage Delaware's Common Stock. The issuance of such Preferred Stock may have the effect of delaying, deferring or preventing a change in control of Heritage Delaware.

               COMPARISON OF RIGHTS OF SHAREHOLDERS OF THE COMPANY
                 TO RIGHTS OF STOCKHOLDERS OF HERITAGE DELAWARE

      If the Reincorporation is consummated, the Company would be merged with and into Heritage Delaware and the Company's shareholders incorporated under and is governed by the laws of Delaware, its Certificate of Incorporation and its Bylaws.

      While the rights and privileges of shareholders of a Louisiana corporation are, in many instances, comparable to those of stockholders of a Delaware corporation, there are differences. The following is a summary of certain significant differences between the provisions of the Articles of Incorporation of the Company and the Certificate of Incorporation of Heritage Delaware, as well as differences between the corporation laws of Louisiana and Delaware.

Amendments to Governing Documents

      Delaware. For a Delaware corporation to amend its certificate of incorporation, its board of directors must first adopt a resolution declaring the advisability of the proposed amendment and submitting the proposed amendment to the stockholders at either an annual or special meeting of stockholders. The amendment is adopted upon the affirmative vote of a majority of the outstanding stock entitled to vote, and a majority of each class entitled to vote as a class on the amendment, unless a higher vote is required by the corporation's certificate of incorporation. If an amendment would increase or decrease the aggregate number of authorized shares of a class of stock or change the par value for shares of a class, such shares are entitled to vote as a class on the amendment. Furthermore, if an amendment would alter the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, that class or series has the power to vote as a class, notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. The Delaware General Corporation Law (the "DGCL") also states that the stockholders have the power to adopt, amend or repeal the bylaws of a corporation, provided that the certificate of incorporation also may confer such power on the board of directors. Even if the board has the power to amend the bylaws, however, this does not divest the stockholders of that power. Heritage Delaware's Certificate of Incorporation provides that the board of directors may amend the Bylaws of Heritage Delaware.

      Louisiana. The board of directors may propose an amendment to the articles of incorporation for submission to the shareholders. For an amendment to the articles of incorporation to be adopted, such amendment shall be approved by each voting group entitled to vote separately on the amendment by two-thirds of all the votes entitled to be cast on the amendment by that voting group unless a company's Articles of Incorporation provide otherwise. The Company's Articles of Incorporation provide for amendment in the manner provided by the Company's bylaws. The Company's bylaws are silent on this matter but may be amended by a vote of the stockholders representing a majority of the Company's issued and outstanding shares of common stock.

Vote Required for Extraordinary Transactions

      Delaware. Under the DGCL, a plan of merger must first be approved by the board of directors of each corporation that is a party to the merger and then submitted for a vote of the stockholders of the affected corporations. Stockholders must receive notice of the meeting at least 20 days prior to the meeting. A plan of merger is approved upon the majority vote of the outstanding shares of each corporation entitled to vote on the merger. The DGCL provides that the stockholders of a corporation are not required to approve a merger if
(i) the plan of merger does not amend the corporation's certificate of incorporation in any respect, (ii) each share of stock of that corporation immediately outstanding will continue as one identical share of stock of the surviving corporation after the merger and (iii) either (A) no shares of common stock (or securities convertible into such shares) of the surviving corporation are to be issued or delivered under the plan of merger or (B) the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under the plan, do not exceed 20 percent of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

      Louisiana. Under the Louisiana Business Corporations Law ("LBCL"), a plan of merger must first be approved by the Company's board of directors and then submitted for a vote of the stockholders. Stockholders must receive notice of the meeting at least 10 days prior to the meeting. A plan of merger is approved upon the vote of two-thirds of the Company's outstanding common stock.

Dissenters' and Appraisal Rights

      Under both the LBCL and the DGCL, a stockholder of a corporation participating in certain major corporate transactions such as mergers may, under varying circumstances, be entitled to dissenters' or appraisal rights pursuant to which the stockholder may receive cash in the amount of the fair value of the stockholder's shares in lieu of the consideration the stockholder would otherwise receive in the transaction.

      Delaware. Under the DGCL, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation. With respect to mergers and consolidations, appraisal rights also are not available under the DGCL as to shares that are either listed on a national securities exchange or designated as a national market system security on The Nasdaq Stock Market or that are held of record by more than 2,000 holders if, in either case, the stockholders receive only shares of the surviving corporation or shares of any other corporation which are either listed on a national securities exchange or designated as a national market system security on The Nasdaq Stock Market or held of record by more than 2,000 holders, plus cash in lieu of fractional shares.

      In addition, appraisal rights are not available under the DGCL to the stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger, such as where the plan of merger does not amend the existing certificate of incorporation, each share of the surviving corporation outstanding prior to the merger is an identical share after the merger, and the number of shares to be issued in the merger does not exceed 20 percent of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

      Louisiana. In Louisiana, the rights and restrictions afforded dissenting shareholders are set out in Section 12-131 of the LBCL. A shareholder, upon the sale, lease or exchange of all of a corporation's assets, or upon a corporation's becoming a party to a merger or consolidation, unless such action is taken on a vote of at least 80% of a corporation's total voting power, will have the right to dissent. The right to dissent does not exist if the sale of corporate assets is pursuant to a court order from a court having jurisdiction of the premises or where the sale is for cash where substantially all of the net proceeds are to be distributed to shareholders, or where the corporation's shares were, on the record date, listed on a national securities exchange, or were designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers or the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

             DISSENTERS' RIGHTS AS A RESULT OF THE REINCORPORATION

      Shareholders do not have dissenters' rights under Louisiana law as a result of the proposed reincorporation because it was approved by shareholders owning in excess of 80% of the shares of the Company. Chapter 12, Section 131(A) of the LBCL eliminates any dissenter's rights with respect to a merger approved by 80% or more of the outstanding shares of the Corporation. A copy of Section 12-131 of the LBCL is attached hereto as Exhibit D to this Information Statement.

Size of the Board of Directors

      Delaware. The DGCL permits the board of directors of a Delaware corporation to change the authorized number of directors by amendment to the corporation's bylaws or in the manner provided in the bylaws. However, if the number of directors is set in the corporation's certificate of incorporation, the number of directors may be changed only by amending the certificate of incorporation. Heritage Delaware's certificate of incorporation does not fix the number of directors, except to say that the number of directors shall be as specified in the bylaws. Heritage Delaware's bylaws provide that the number of directors shall not be less than one and shall be determined from time to time by resolution of the board of directors. As a result, the board of directors of Heritage Delaware may change the authorized number of directors without stockholder approval by resolution.

      Louisiana. The Company's articles of incorporation provide that the number of directors may be increased or decreased by amendments to the bylaws. The Company's bylaws currently fix the number of directors as one.

Cumulative Voting

      In an election of directors under cumulative voting, each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A stockholder may cast all such votes for a single nominee or may allocate the votes among as many nominees as the stockholder may choose. Without cumulative voting, the holders of a majority of shares present at an annual or special meeting held to elect directors would have the power to elect all of the directors to be elected at that meeting and no nominee could be elected without the support of a majority of the shares voting at the meeting.

      Delaware. Under the DGCL, cumulative voting in the election of directors is not mandatory. While Delaware corporations may include in their certificate of incorporation a provision allowing for such cumulative voting rights, Heritage Delaware's Certificate of Incorporation does not provide for cumulative voting.

      Louisiana. Under the LBCL, cumulative voting in the election of directors is not mandatory. While Louisana corporations may include in their articles of incorporation or bylaws a provision allowing for such cumulative voting rights, the Company's articles of incorporation and bylaws do not provide for cumulative voting.

Classified Board of Directors

      A classified board is one for which a certain number, but not all, of the directors are elected on a rotating basis each year. A classified board makes changes in the composition of the board of directors more difficult and thus a potential change in control of a corporation more difficult.

      Delaware. The DGCL permits, but does not require, a classified board of directors, divided into as many as three classes. The certificate of incorporation of Heritage Delaware does not provide for a classified board of directors.

      Louisiana. The LBCL also permits a corporation to have a classified board of directors. The Company's articles of incorporation do not provide for a classified board of directors.

Removal of Directors

      Delaware. Under the DGCL, a director of a corporation generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. However, unless the corporation's certificate of incorporation provides otherwise, if the corporation's board of directors is classified, directors may be removed only for cause. Also, in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect the director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at any election of the class of directors of which the director is a part. Heritage Delaware's certificate of incorporation provides that directors may be removed only for cause and by the affirmative vote of three-quarters of the shares then entitled to vote at the election of directors. Heritage Delaware's Certificate of Incorporation does not provide for cumulative voting.

      Louisiana. Under the LBCL, a director of a corporation generally may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. The Company's bylaws provide that directors may be reoved for cause by vote of the stockholders or by action of the board. Directors may be remove without cause only by vote of the stockholders.

Interested Director Transactions

      Delaware. Under the DGCL, contracts or transactions between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors have a financial interest or are directors, are not void or voidable simply because of such interest or because the director is present at a meeting of the board which authorizes or approves the contract or transaction, provided that either: (i) the material facts as to the director's interest are disclosed to or known by the board (or committee) and the board (or committee) in good faith authorizes the transaction by a majority vote of "disinterested" directors; (ii) the stockholders approve the contract or transaction in good faith after full disclosure of the material facts relating to the director's interest; or (iii) the contract or transaction was "fair" to the corporation at the time it was approved.

      Louisiana. The LBCL provide that no contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall either be void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or know to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purposes without counting the votes or consents of such interested directors; or (b) the fact that such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or
(c) the contact or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

Power to Call Special Stockholders' Meeting

      Delaware. Under the DGCL, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Heritage Delaware bylaws provide that special meetings may be called at any time by the chairman of the board or by a majority of the members of the board of directors.

      Louisiana. Under the Company's bylaws, a special meeting may be called by the president or by the directors and must be called by the president at the request of the holders of no less than 30% of the common stock entitled to vote at a meeting.

Preemptive Rights

      Delaware. Under the DGCL, stockholders do not have preemptive rights to subscribe for issuances of equity securities unless the certificate of incorporation of the Delaware corporation otherwise provides. The certificate of incorporation of Heritage Delaware does not provide preemptive rights for the holders of Heritage Delaware's common stock

      Louisiana. Under the LBCL, shareholders have only such preemptive rights as may be provided in a corporation's articles. The Company's articles of incorporation do not proved preemptive rights for its shareholders.

Limitation of Liability

      The LBCL and the DGCL permit corporations to adopt a provision in their articles or certificate of incorporation eliminating, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty as a director.

      Delaware. Under the DGCL, a corporation may not eliminate or limit director monetary liability for (i) breaches of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) unlawful dividends, stock repurchases or redemptions, or (iv) transactions from which the director received an improper personal benefit. This provision also may not limit a director's liability for violation of, or otherwise relieve a corporation or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission. Heritage Delaware's certificate of incorporation contains a provision stating that directors shall not be personally liable for monetary damage to the corporation, except to the extent required by the DGCL.

      Louisiana. Although permitted under the LBCL, the Company's articles do not provide for the elimination of liability of directors.

Indemnification

      Delaware. The DGCL generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that there is a determination by a majority vote of disinterested directors (even though less than a quorum) or, if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or by the stockholders, that the person seeking indemnification acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to a criminal proceeding, which the person had no reasonable cause to believe the person's conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any derivative action in which the person is adjudged liable to the corporation. The DGCL requires indemnification of expenses when the individual being indemnified has successfully defended the action on the merits or otherwise. Heritage Delaware's Certificate of Incorporation provides that directors and executive officers shall be indemnified to the full extent provided by the DGCL. As to other persons who are not directors or executive officers but who may be eligible for indemnification, the certificate of incorporation provides that such persons may be indemnified by Heritage Delaware to the extent permissible by law and the certificate and authorized by the board of directors.

      Louisiana. Although permitted under the LBCL, the Company's articles do not contain any indemnification provisions.

Where You Can Find More Information

      We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to:

      o our Annual Report on Form 10-KSB for the year ended December 31, 2000; and
      o our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, September 30, 2000 and June 30, 2000.

      You can review these filings at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, Suite 1400, 500 West Madison Street, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC 0330 for further information on the public reference room. These filings are available electronically on the World Wide Web at http://www.sec.gov.

Dated: June 25, 2001

                                          By Order of the Board of Directors


                                          Howard Blum
                                          President

                                                                       Exhibit A

                          CERTIFICATE OF INCORPORATION

                                       OF

                            HERITAGE WORLDWIDE, INC.

                                    ARTICLE I
                               NAME OF CORPORATION

      The name of the corporation is Heritage Worldwide, Inc. (the
"Corporation").

                                   ARTICLE II
                                REGISTERED OFFICE

      The address, including street, number, city, and county, of the registered office of the corporation in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, County of Kent; and the name of the registered agent of the corporation in the State of Delaware at such address is National Corporate Research, Ltd.

                                   ARTICLE III
                                     PURPOSE

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "GCL").

                                   ARTICLE IV
                                AUTHORIZED STOCK

      The total number of shares of all classes of stock which the Corporation shall have authority to issue shall be fifty-five million (55,000,000) shares, of which fifty million (50,000,000) shares shall be common stock, having a par value of $0.001 per share (the "Common Stock") and five million (5,000,000) shares shall be preferred stock, par value $0.001 per share (the "Preferred Stock"). All of the shares of Common Stock shall be of one class.

      The shares of Preferred Stock shall be undesignated Preferred Stock and may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issuance and duly adopted by the Board of Directors of the Corporation, authority to do so being hereby expressly vested in the Corporation's Board of Directors. The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors of the Corporation, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase sor decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

      The authority of the Board of Directors of the Corporation with respect to each such class or series of Preferred Stock shall include, without limitation of the foregoing, the right to determine and fix:

      1. the distinctive designation of such class or series and the number of shares to constitute such class or series;

      2. the rate at which dividends on the shares of such class or series shall be declared and paid or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

      3. the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption;

      4. the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

      5. the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

      6. the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligations;

      7. voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

      8. limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock;

      9. such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Certificate of Incorporation, may deem advisable and are not inconsistent with the law and the provisions of this Certificate of Incorporation.

                                    ARTICLE V
                                  INCORPORATOR

      The incorporator of the Corporation is Kaplan Gottbetter & Levenson, LLP, having a mailing address of 630 Third Avenue, 5th Floor, New York, New York 10017.

                                   ARTICLE VI
                              ELECTION OF DIRECTORS

      The election of directors of the Corporation need not be by written ballot unless otherwise required by the by-laws of the Corporation.

                                   ARTICLE VII
                                     BY-LAWS

      In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal by-laws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any by-law, whether adopted by them or otherwise.

                                  ARTICLE VIII
                               NUMBER OF DIRECTORS

      The number of directors that constitutes the entire Board of Directors of the Corporation shall be as specified in the by-laws of the Corporation.

                                   ARTICLE IX
                            MEETINGS OF STOCKHOLDERS

      Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept (subject to any provisions of applicable statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation.

                                    ARTICLE X
                      LIMITATION ON LIABILITY OF DIRECTORS;
                   INDEMNIFICATION OF DIRECTORS AND OFFICERS;
                         PERSONAL LIABILITY OF DIRECTORS

      (i) The Corporation shall indemnify each of the Corporation's directors and officers in each and every situation where, under Section 145 of the GCL, as amended from time to time ("Section 145"), the Corporation is permitted or empowered to make such indemnification. The Corporation may, in the sole discretion of the Board of Directors of the Corporation, indemnify any other person who may be indemnified pursuant to Section 145 to the extent that the Board of Directors deems advisable, as permitted by Section 145.

      (ii) No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability of a director of the Corporation (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is subsequently amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended GCL. For purposes of this Article X, "fiduciary duty as a director" shall include any fiduciary duty arising out of service at the Corporation's request as a director of another corporation, partnership, joint venture or other enterprise, and "personal liability to the Corporation or its stockholders" shall include any liability to such other corporation, partnership, joint venture, trust or other enterprise and any liability to the Corporation in its capacity as a security holder, joint venturer, partner, beneficiary, creditor or investor of or in any such other corporation, partnership, joint venture, trust or other enterprise.

      (iii) Neither any amendment nor repeal of this Article X nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article X shall eliminate or reduce the effect of this
            Article X in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                   ARTICLE XI
                            COMPROMISE OR ARRANGEMENT

      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or on the application of any receiver or receivers appointed for this Corporation under Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation as the case may be, and also on this Corporation.

                                   ARTICLE XII
             AMENDMENT OF PROVISIONS OF CERTIFICATE OF INCORPORATION

      The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, and other provisions authorized by the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      IN WITNESS WHEREOF, the undersigned, being the sole incorporator hereinbefore named, hereby signs this certificate for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware this 6th day of February, 2001.

                                          Kaplan Gottbetter & Levenson, LLP,
                                              Sole Incorporator


                                          By: /s/ Adam S. Gottbetter
                                              ----------------------------------
                                              Adam S. Gottbetter
                                              Managing Partner

                                                                       Exhibit B

                                     BYLAWS

                                       OF

                            HERITAGE WORLDWIDE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    ARTICLE I
                               OFFICES AND RECORDS

      Section 1.1. DELAWARE OFFICE. The initial principal office of the Corporation in the State of Delaware shall be located in the City of Dover, County of Kent, and the name and address of its registered agent is National Corporate Research Ltd., 615 South DuPont Highway, Dover, Delaware 19901.

      Section 1.2. OTHER OFFICES. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

      Section 1.3. BOOKS AND RECORDS. The books and records of the Corporation may be kept at the Corporation's headquarters or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

                                   ARTICLE II
                                  STOCKHOLDERS

      Section 2.1. ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

      Section 2.2. SPECIAL MEETINGS. Special meetings of stockholders for any purpose or purposes may be called at any time by the Chairman of the Board or a majority of the members of the Board of Directors. Such special meetings may not be called by any other person or persons or in any other manner.

      Section 2.3. NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, the written notice of any meeting shall be given not less than ten or more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation.

      Section 2.4. ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      Section 2.5. QUORUM. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. In the absence of a quorum, the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided in
Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

      Section 2.6. ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Section 2.7. VOTING; PROXIES. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him or her which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder at the meeting before the election has begun. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect directors. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock outstanding and entitled to vote thereon.

      Section 2.8. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (i) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (ii) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Section 2.9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to which stockholders are entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

      Section 2.10. CONDUCT OF MEETINGS. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

      Section 2.11. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution may appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware. The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

      Section 2.12. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consents shall be delivered to the Corporation by delivery to it registered office in the state of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

                                   ARTICLE III
                               BOARD OF DIRECTORS

      Section 3.1. GENERAL POWERS. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

      Section 3.2. NUMBER; QUALIFICATIONS. The Board of Directors shall consist of one or more members, the exact number to be determined from time to time by resolution of the Board of Directors. Directors need not be stockholders or residents of the State of Delaware. Each Director shall hold office for the term for which he is appointed or elected and until his successor, if any, shall have been elected and shall have qualified, or until his death or until he shall have resigned or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any stockholder.

      Section 3.3. ELECTION; RESIGNATION; REMOVAL. Each director shall hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any director, or the entire Board of Directors, may be removed only (i) for cause and (ii) by the affirmative vote of three-quarters of shares then entitled to vote at the election of directors. Any director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall be effective upon receipt unless the notice specifies a later time for that resignation to become effective.

      Section 3.4. VACANCIES. Any newly created directorship resulting from an increase in the authorized number of directors or any vacancy occurring in the Board of Directors by reason of death, resignation, retirement, disqualification, removal from office or any other cause may be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum of the Board of Directors, and each director so elected shall hold office until the expiration of the term of office of the director whom he or she has replaced or until his or her successor is elected and qualified. If there are no directors in office, then an election of directors may be held in the manner provided by statute. No decrease in the number of directors constituting the whole Board shall shorten the term of any incumbent director.

      Section 3.5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined notices thereof need not be given.

      Section 3.6. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, the President, the Secretary, or by any member of the Board of Directors. Notice of the date, time and place of a special meeting of the Board of Directors shall be delivered by the person or persons calling the meeting personally, by facsimile or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that directors' address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegraph, it shall be delivered at least forty-eight hours before the time of the holding of the special meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before the time of holding of the special meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or purposes of the special meeting or the place of the special meeting, if the meeting is to be held at the principal office of the Corporation.

      Section 3.7. TELEPHONIC MEETINGS PERMITTED. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

      Section 3.8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. At all meetings of the Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation or these Bylaws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. A majority of the directors present, whether or not a quorum, may adjourn any meeting to another time and place. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four hours. If the meeting is adjourned for more than twenty-four hours, then notice of the time and place of the adjourned meeting shall be given to the directors who were not present at the time of the adjournment in the manner specified in Section 3.6.

      Section 3.9. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, or in his or her absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

      Section 3.10. INFORMAL ACTION BY DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or such committee.

      Section 3.11. FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

                                   ARTICLE IV
                                   COMMITTEES

      Section 4.1. COMMITTEES. The Board of Directors may designate from among its members an Executive Committee and one or more other standing or special committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

      Section 4.2. COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

      Section 4.3. MINUTES OF MEETINGS. All committees appointed in accordance with Section 4.1 shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.

                                    ARTICLE V
                                    OFFICERS

      Section 5.1. DESIGNATIONS. The officers of the Corporation shall be a President, a Secretary and, at the discretion of the Board of Directors, one or more Vice-Presidents (one or more of whom may be Executive Vice-Presidents), a Treasurer, Assistant Secretaries and Assistant Treasurers. The Board of Directors shall appoint all officers. Any two or more offices may be held by the same individual.

      Section 5.2. APPOINTMENT AND TERM OF OFFICE. The officers of the Corporation shall be appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. Each officer shall hold office until a successor shall have been appointed and qualified, or until such officer's earlier death, resignation or removal.

      Section 5.3. POWERS AND DUTIES. If the Board appoints persons to fill the following positions, such officers shall have the power and duties set forth below:

            (a) THE CHAIRMAN: The Chairman shall have general control and management of the Board of Directors and may also be the chief executive officer of the Corporation. Except where by law the signature of the President is required, the Chairman shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation. During the absence or disability of the President, the Chairman shall exercise all the powers and discharge all of the duties of the President. He or she shall preside at all meetings of the Board of Directors at which he or she is present; and, in his or her absence, the President shall preside at such meetings. He or she shall have such other powers and perform such other duties as from time to time may be conferred or imposed upon him or her by the Board of Directors.

            (b) THE PRESIDENT: The President of the Corporation shall be the chief executive officer of the Corporation, unless such position is held by the Chairman. During the absence or disability of the Chairman, he or she shall exercise all of the powers and discharge all of the duties of the Chairman. He or she shall be generally responsible for the proper conduct of the business of the Corporation. He shall possess power to sign all certificates, contracts and other instruments of the Corporation. He or she shall preside at all meetings of the shareholders and, in the absence of the Chairman, of the Board of Directors. He or she shall perform all such other duties as are incident to his or her office or are properly required of him or her by the Board of Directors.

            (c) THE CHIEF EXECUTIVE OFFICER: The Chief Executive Officer shall have direction of the strategic development of the Corporation, subject, however, to the control of the Board of Directors. He may, in the absence of the President, sign with the Chief Financial Officer or the Secretary or an Assistant Secretary any or all certificates of stock of the Corporation; in the absence of the Chairman of the Board and the President, shall preside at all meetings of the stockholders and at all meetings of the Board of Directors; shall have the power to sign and execute in the name of the Corporation all contracts, or other instruments authorized by the Board of Directors, and in general shall perform all duties as from time to time may be assigned to him by the Board of Directors or as are prescribed by these Bylaws.

            (d) VICE PRESIDENT: During the absence or disability of the President, the Executive Vice-Presidents, if any, and the Vice-Presidents in the order designated by the Board of Directors, shall exercise all the functions of the President. Each Vice-President shall have such powers and discharge such duties as may be assigned to him or her from time to time by the Board of Directors.

            (e) SECRETARY AND ASSISTANT SECRETARIES: The secretary shall issue notices for all meetings, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to his or her office, or are properly required of him or her by the Board of Directors. The Assistant Secretary, or Assistant Secretaries in order designated by the Board of Directors, shall perform all of the duties of the Secretary during the absence or disability of the Secretary, and at other times may perform such duties as are directed by the President or the Board of Directors.

            (f) THE TREASURER: The Treasurer shall have the custody of all moneys and securities of the Corporation and shall keep regular books of account. He or she shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of him or her an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. He or she shall perform such other duties incident to his or her office as are properly required of him or her by the Board of Directors. The Assistant Treasurer, or Assistant Treasurers in the order designated by the Board of Directors, shall perform all of the duties of the Treasurer in the absence or disability of the Treasurer, and at other times may perform such other duties as are directed by the President or the Board of Directors.

      Section 5.4. DELEGATION. In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in such officer's place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may in its sole discretion select.

      Section 5.5. VACANCIES. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board. The appointee shall hold office for the unexpired term and until his or her successor is duly elected and qualified.

      Section 5.6. OTHER OFFICERS. The Board of Directors, or a duly appointed officer to whom such authority has been delegated by Board resolution, may appoint such other officers and agents as it shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

      Section 5.7. RESIGNATION. An officer may resign at any time by delivering notice to the Corporation. Such notice shall be effective when delivered unless the notice specifies a later effective date. Any such resignation shall not affect the Corporation's contract rights, if any, with the officer.

      Section 5.8. REMOVAL. Any officer elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

      Section 5.9. BONDS. The Board of Directors may, by resolution, require any and all of the officers to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices, and to comply with such other conditions as may from time to time be required by the Board of Directors.

                                   ARTICLE VI
                                      STOCK

      Section 6.1. ISSUANCE OF SHARES. No shares of the Corporation shall be issued unless authorized by the Board of Directors or a duly constituted committee thereof. Such authorization shall include the number of shares to be issued and the consideration to be received.

      Section 6.2. CERTIFICATES. Every holder of stock shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation certifying the number of shares owned by him or her in the Corporation. Any of or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

      Section 6.3. LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

      Section 6.4. TRANSFERS OF STOCK.

            (a) Transfers of stock shall be made only upon the stock transfer records of the Corporation, which records shall be kept at the registered office of the Corporation or at its principal place pf business, or at the office of its transfer agent or registrar. The Board of Directors may, by resolution, open a share register in any state of the United States, and may employ an agent or agents to keep such register and to record transfers of shares therein.

            (b) Shares of certificated stock shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificates or an assignment separate from the certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate. No shares of certificated stock shall be transferred on the records of the Corporation until the outstanding certificates therefor have been surrendered to the Corporation or to its transfer agent or registrar.

      Section 6.5. SHARES OF ANOTHER CORPORATION. Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

                                   ARTICLE VII
                                 INDEMNIFICATION

      Section 7.1. RIGHT TO INDEMNIFICATION. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

      Section 7.2. PREPAYMENT OF EXPENSES. The Corporation shall pay the expenses (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified under this Article VII or otherwise.

      Section 7.3. CLAIMS. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within sixty days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

      Section 7.4. NONEXCLUSIVITY OF RIGHTS. The rights conferred on any person by this Article VII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

      Section 7.5. OTHER INDEMNIFICATION. The Corporation's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or nonprofit enterprise.

      Section 7.6. AMENDMENT OR REPEAL. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VIII
                                  MISCELLANEOUS

      Section 8.1. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

      Section 8.2. SEAL. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

      Section 8.3. WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Any written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

      Section 8.4. INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

      Section 8.5. BOOKS AND RECORDS. The Corporation shall maintain appropriate accounting records and shall keep as permanent records minutes of all meetings of its stockholders and Board of Directors, a record of all actions taken by the Board of Directors without a meeting and a record of all actions taken by a committee of the Board of Directors. In addition, the Corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders in alphabetical order by class of shares showing the number and class of the shares held by each. Any books, records and minutes may be in written form or any other form capable of being converted into written form within a reasonable time.

      Section 8.6. AMENDMENT OF BYLAWS. In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors is expressly authorized to adopt, repeal or amend the Bylaws of the Corporation by the vote of a majority of the entire Board of Directors.

                                                                       Exhibit C

      THIS AGREEMENT AND PLAN OF REINCORPORATION is made and entered into as of May 18, 2001, 2001 (this "Agreement") by and between Heritage Productions, Inc., a Louisiana corporation (the "Company"), and Heritage Worldwide, Inc., a Delaware corporation ("Heritage Delaware"). The Company and Heritage Delaware are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

      A. The Company is a corporation duly organized and existing under the laws of the State of Louisiana and has authorized capital stock of 20,000,000 shares of common stock, no par value. As of the date hereof, 14,425,000 shares of common stock were outstanding.

      B. Heritage Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital stock of 55,000,000 shares, 50,000,000 of which are common stock, $.001 par value, and 5,000,000 of which are preferred stock, $.001 par value. As of the date hereof, 1,000 shares of common stock were issued and outstanding, all of which were owned by the Company. No shares of preferred stock had been issued or were outstanding.

      C. The Board of Directors of the Company has determined that, for the purpose of effecting the reincorporation of the Company in the State of Delaware, it is advisable and in the best interests of the Company and its shareholders that the Company merge with and into Heritage Delaware upon the terms and conditions herein provided.

      D. The respective Boards of Directors of the Company and Heritage Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and executed by the undersigned officers.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and Heritage Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                    I. MERGER

      1.1. Merger. In accordance with the provisions of this Agreement, the Louisiana Business Corporation Law and the Delaware General Corporation Law, the Company shall be merged with and into Heritage Delaware (the "Merger"), the separate existence of the Company shall cease and Heritage Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "Heritage Worldwide, Inc."

      1.2. Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

            (a) This Agreement and the Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Louisiana Business Corporation Law and the Delaware General Corporation Law;

            (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

            (c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

            (d) An executed Certificate of Merger or an executed counterpart of this Agreement, together with any and all other necessary documents and instruments, meeting the requirements of the Louisiana Business Corporation Law shall have been filed with the Secretary of State of the State of Louisiana.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Time of the Merger."

      1.3. Effect of the Merger. Upon the Effective Time of the Merger, the separate existence of the Company shall cease and Heritage Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and the Company's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of the Company in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of the Company in the same manner as if Heritage Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Louisiana Business Corporation Law.

                  II. CHARTER DOCUMENTS; DIRECTORS AND OFFICERS

      2.1. Certificate of Incorporation. The Certificate of Incorporation of Heritage Delaware as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.2. Bylaws. The Bylaws of Heritage Delaware as in effect immediately prior to the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3. Directors and Officers. The directors and officers of Heritage Delaware immediately prior to the Effective Time of the Merger shall be the directors and officers of the Surviving Corporation until their successors have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

      3.1. The Company's Common Stock. At the Effective Time of the Merger, each share of the Company's common stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one fully paid and nonassessable share of common stock, $.001 par value, of the Surviving Corporation.

      3.2. Heritage Delaware Common Stock. At the Effective Time of the Merger, each share of Heritage Delaware common stock, $.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Heritage Delaware, the holder of such share or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.3. Exchange of Certificates. At the Effective Time of the Merger, each holder of an outstanding certificate representing shares of the Company's common stock may, at such stockholder's option, surrender the same for cancellation to Interwest Transfer Co. Inc., P.O. Box 17136, Salt Lake City, UT 84117, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's common stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of the Company's common stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's common stock into which such shares of the Company's common stock were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such outstanding certificate as provided above.

      Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the Company so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

      If any certificate for shares of Heritage Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Heritage Delaware that such tax has been paid or is not payable.

                                   IV. GENERAL

      4.1. Further Assurances. From time to time, as and when required by Heritage Delaware or by its successors or assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Heritage Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Agreement and the officers and directors of Heritage Delaware are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.2. Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Company or of Heritage Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of the Company or by the sole stockholder of Heritage Delaware, or by both.

      4.3. Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware; provided that, an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the certificate of incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

      4.4. Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 615 DuPont Highway, Dover, Delaware 19901, and National Corporate Research, Ltd. is the registered agent of the Surviving Corporation at such address.

      4.5. Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 712 Fifth Avenue, 7th Floor, New York, NY 10019, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

      4.6. Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Louisiana Business Corporation Law.

      4.7. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of the Company and Heritage Delaware, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

HERITAGE PRODUCTIONS, INC.,                     HERITAGE WORLDWIDE, INC.,
a Louisiana corporation                         a Delaware corporation


By: /s/ Howard Blum                             By: /s/ Howard Blum
    ---------------------------------               ----------------------------
    Name:  Howard Blum                              Name:  Howard Blum
    Title: President                                Title: President


By: /s/ Howard Blum                             By: /s/ Howard Blum
    ---------------------------------               ----------------------------
    Name:  Howard Blum                              Name:  Howard Blum
    Title: Secretary                                Title: Secretary

                                                                       Exhibit D

                  Louisiana Revised Statutes Section 12:131

      A. Except as provided in subsection B of this section, if a corporation has, by vote of its shareholders, authorized a sale, lease or exchange of all of its assets, or has, by vote of its shareholders, become a party to a merger or consolidation, then, unless such authorization or action shall have been given or approved by at least eighty per cent of the total voting power, a shareholder who voted against such corporate action shall have the right to dissent. If a corporation has become a party to a merger pursuant to R.S. 12:112(G), the shareholders of any subsidiaries party to the merger shall have the right to dissent without regard to the proportion of the voting power which approved the merger and despite the fact that the merger was not approved by vote of the shareholders of any of the corporations involved.

      B. The right to dissent provided by this Section shall not exist in the case of:

            (1) A sale pursuant to an order of a court having jurisdiction in the premises.

            (2) A sale for cash on terms requiring distribution of all or substantially all of the net proceeds to the shareholders in accordance with their respective interests within one year after the date of the sale.

            (3) Shareholders holding shares of any class of stock which, at the record date fixed to determine shareholders entitled to receive notice of and to vote at the meeting of shareholders at which a merger or consolidation was acted on, were listed on a national securities exchange, or were designated as a national market system security on an inter- dealer quotation system by the National Association of Securities Dealers, unless the articles of the corporation issuing such stock provide otherwise or the shares of such shareholders were not converted by the merger or consolidation solely into shares of the surviving or new corporation.

      C. Except as provided in the last sentence of this subsection, any shareholder electing to exercise such right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which such proposed corporate action is submitted to a vote, a written objection to such proposed corporate action, and shall vote his shares against such action. If such proposed corporate action be taken by the required vote, but by less than eighty per cent of the total voting power, and the merger, consolidation or sale, lease or exchange of assets authorized thereby be effected, the corporation shall promptly thereafter give written notice thereof, by registered mail, to each shareholder who filed such written objection to, and voted his shares against, such action, at such shareholder's last address on the corporation's records. Each such shareholder may, within twenty days after the mailing of such notice to him, but not thereafter, file with the corporation a demand in writing for the fair cash value of his shares as of the day before such vote was taken; provided that he state in such demand the value demanded, and a post office address to which the reply of the corporation may be sent, and at the same time deposit in escrow in a chartered bank or trust company located in the parish of the registered office of the corporation, the certificates representing his shares, duly endorsed and transferred to the corporation upon the sole condition that said certificates shall be delivered to the corporation upon payment of the value of the shares determined in accordance with the provisions of this section. With his demand the shareholder shall deliver to the corporation, the written acknowledgment of such bank or trust company that it so holds his certificates of stock. Unless the objection, demand and acknowledgment aforesaid be made and delivered by the shareholder within the period above limited, he shall conclusively be presumed to have acquiesced in the corporate action proposed or taken. In the case of a merger pursuant to R.S. 12:112(H), the dissenting shareholder need not file an objection with the corporation nor vote against the merger, but need only file with the corporation, within twenty days after a copy of the merger certificate was mailed to him, a demand in writing for the cash value of his shares as of the day before the certificate was filed with the secretary of state, state in such demand the value demanded and a post office address to which the corporation's reply may be sent, deposit the certificates representing his shares in escrow as hereinabove provided, and deliver to the corporation with his demand the acknowledgment of the escrow bank or trust company as hereinabove prescribed.

      D. If the corporation does not agree to the value so stated and demanded, or does not agree that a payment is due, it shall, within twenty days after receipt of such demand and acknowledgment, notify in writing the shareholder, at the designated post office address, of its disagreement, and shall state in such notice the value it will agree to pay if any payment should be held to be due; Otherwise it shall be liable for, and shall pay to the dissatisfied shareholder, the value demanded by him for his shares.

      E. In case of disagreement as to the fair cash value, or as to whether any payment is due, after compliance by the parties with the provisions of subsections C and D of this section, the dissatisfied shareholder, within sixty days receipt of notice in writing of the corporation's disagreement, but not thereafter, may file suit against the corporation, or the merged or consolidated corporation, as the case may be, in the district court of the parish in which the corporation or the merged or consolidated corporation, as the case may be, has its registered office, praying the court to fix and decree the fair cash value of the dissatisfied shareholder's shares as of the day before such corporate action complained of was taken, and the court shall, on such evidence as may be adduced in relation thereto, determine summarily whether any payment is due, and, if so, such cash value, and render judgment accordingly. Any shareholder entitled to file such suit may, within such sixty-day period but not thereafter, intervene as a plaintiff in such suit filed by another shareholder, and recover therein Judgment against the corporation for the fair cash value of his shares. No order or decree shall be made by the court staying the proposed corporate action, and any such corporate action may be carried to completion notwithstanding any such suit. Failure of the shareholder to bring suit, or to intervene in such a suit, within sixty days after receipt of notice of disagreement by the corporation shall conclusively bind the shareholder (1) by the corporation's statement that no payment is due, or (2) if the corporation does not contend that no payment is due, to accept the value of his shares as fixed by the corporation in its notice of disagreement.

      F. When the fair value of the shares has been agreed upon between the shareholder and the corporation, or when the corporation has become liable for the value demanded by the shareholder because of failure to give notice of disagreement and of the value it will pay, or when the shareholder has become bound to accept the value the corporation agrees is due because of his failure to bring suit within sixty days after receipt of notice of the corporation's disagreement, the action of the shareholder to recover such value must be brought within five years from the date the value was agreed upon, or the liability of the corporation became fixed.

      G. If the corporation or the merged or consolidated corporation, as the case may be, shall in its notice of disagreement, have offered to pay to the dissatisfied shareholder on demand an amount in cash deemed by it to be the fair cash value of his shares, and if, on the institution of a suit by the dissatisfied shareholder claiming an amount in excess of the amount so offered, the corporation, or the merged or consolidated corporation, as the case may be, shall deposit in the registry of the court, there to remain until the final determination of the cause, the amount so offered, then, if the amount finally awarded such shareholder, exclusive of interest and costs, be more than the amount offered and deposited as aforesaid, the costs of the proceeding shall be taxed against the corporation, or the merged or consolidated corporation, as the case may be; otherwise the costs of the proceeding shall be taxed against such shareholder.

      H. Upon filing a demand for the value of his shares, the shareholder shall cease to have any of the rights of a shareholder except the rights accorded by this section. Such a demand may be withdrawn by the shareholder at any time before the corporation gives notice of disagreement, as provided in subsection D of this section. After such notice of disagreement is given, withdrawal of a notice of election shall require the written consent of the corporation. If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for, his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares, his share certificates shall be returned to him (and, on his request, new certificates shall be issued to him in exchange for the old ones endorsed to the corporation), and he shall be reinstated to all his rights as a shareholder as of the filing of his demand for value, including any intervening preemptive rights, and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.